UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   July 24, 2009

Startech Environmental Corporation
(Exact Name of Registrant as Specified in Charter)

Colorado	0-25312	84-128657
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

88 Danbury Road, Suite 2A Wilton, CT 06897 (Address of Principal Executive Offices) (Zip Code)

(203) 762-2499
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

____________________________

Item 1.01    Entry into a Material Definitive Agreement.

On July 24, 2009, the Board of Directors of Startech Environmental Corporation (the “Company”) authorized the issuance of one stock purchase right (a “Right”) for each outstanding share of common stock, no par value per share, of the Company (the “Common Stock”).  The Rights distribution will be made on July 27, 2009, payable to stockholders of record on that date, and will also attach to shares of Common Stock issued by the Company after that date.  The description and terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”) between the Company and Corporate Stock Transfer, Inc., as Rights Agent (the “Rights Agent”), dated as of July 24, 2009, and are summarized in Exhibit C to the Rights Agreement.  The Rights Agreement, including Exhibit C, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In addition, on July 27, 2009, the Company executed an indemnification letter agreement pursuant to which the Company agreed to indemnify and make advancements to each director and executive officer of the Company as set forth in the Company’s Bylaws as amended and in effect on the date hereof.  A form of the indemnification letter agreement is attached hereto as Exhibit 10.1.

Item 3.03    Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 with respect to the Rights Agreement is incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2009, the Board of Directors amended the Company’s Amended and Restated Bylaws to provide that any repeal or modification of the indemnification provisions in the Bylaws shall not adversely affect any right or protection thereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

In addition, on July 27, 2009, in connection with the Rights Agreement, the Company filed with the Secretary of State of the State of Colorado a Certificate of Designation (the “Certificate”) setting forth the terms of the Series A Junior Preferred Stock issuable upon exercise of the Rights.  The Certificate is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 8.01.    Other Events.

On July 27, 2009, the Company issued a press release, and mailed a letter to stockholders, announcing the declaration of the Rights and the adoption of the Rights Agreement.  A copy of the press release and the letter are attached hereto as Exhibits 99.1 and 99.2, and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

3.1      Certificate of Designation of the Company’s Series A Junior Preferred Stock (filed as Exhibit A to the Rights Agreement).

4.1      Rights Agreement between the Company and the Rights Agent, dated as of July 24, 2009.

10.1    Form of Indemnification Letter Agreement, dated July 27, 2009, by the Company for the benefit of the Company’s directors and executive officers.

99.1    Press Release, dated July 27, 2009.

99.2    Letter to the Company's stockholders, dated July 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             STARTECH ENVIRONMENTAL CORPORATION

             By: /s/ Peter J. Scanlon
                    Name: Peter J. Scanlon
                    Title:   Chief Financial Officer

Date:  July 27, 2009